Exhibit 99.1

EnumeralPD-1 Program Update: Differentiated Anti-PD-1 Antibody Functional Characterization in Ex VivoHuman Lung Biopsy Assays November 18, 2015

Background • Enumeraluses a unique single cell technology platform and approach to identify functionally differentiated antibody candidates – Enumeralhas identified two classes of anti-PD-1 antibodies with distinct modes of binding to PD-1 – Both classes demonstrate enhancement of T cell activation via reversal of PD-1-dependent immunosuppression 2

Enumeral's Approach to Developing Differentiated Antibodies Starts with Diversity

Cladogram representing heavy chain AA sequences
N = 159 sequences shown
28 families of antibodies



413E1
413D2
246A10
OPDIVO®
KEYTRUDA®
Pidilizumab
388D4
244C8
392C5

- Enumeral antibody discovery results in exceptional diversity*
- Potential for strong IP position
- Breadth of diversity: keys to unlocking the target physiology
- Multiple potential program opportunities

*Based on ENUM evaluation of published literature

ENUMERAL

3

EnumeralPD-1 Program • Enumeralhas identified a novel potentially allosteric anti-PD-1 antagonist (ENUM 244C8) displaying the following properties: – Reversal of PD-L1-dependent immunosuppression – Binding to PD-1 via a novel epitope – Increased levels of T cell activation in cell-based assays – Binding to PD-1 independent of PD-L1 • ENUM 244C8 antibody and a currently-marketed anti-PD-1 antibody were tested for their ability to reverse tumor infiltrating lymphocyte (TIL) exhaustion using lymphocytes derived from human lung biopsy – ENUM 244C8 observed restoring T cell function to a higher level than the positive control nivolumab 4

Ex Vivo Reversal of TIL Exhaustion: Methods • NSCLC samples from staging surgeries were analyzed within 24 hours of collection • Flow cytometry analyzed extent of T cell infiltration and co- expression of immunomodulatory receptors (PD-1 and TIM-3) • Cells were incubated with anti-CD3/anti-CD28 antibodies for 24 hours and either negative control (isotype, Biolegend), nivolumab (Invivogen), or humanized derivatives of ENUM 388D4 and ENUM 244C8 (designated D4-1, D4-2, D4-3, C8-1, C8-2, C8-3) • Interferon gamma production was measured (ELISA) and data is expressed as pg/mL IFN- 5

Ex Vivo Reversal of TIL Exhaustion: Example Flow Cytometry Analysis 6 NSCLC WD36444 contains 14% T cells

Ex Vivo Reversal of TIL Exhaustion: Co- expression of Immunomodulatory Receptors (IMRs) • WD36444 CD4+ and CD8+ TILs express exhaustion markers (IMRs) • PD-1 expressed on 55% of CD4 cells and 75% of CD8 cells • ‘IMR X’ expressed 5.5% of CD4 cells and 13% of CD8 cells 7 CD4 cells CD8 cells P D - 1 Immunomodulatory Receptor (IMR) X TIM-3

Ex Vivo Reversal of TIL Exhaustion: Variability Across Patients 8 Tumor Identifier % EpCAM-CD45+ %CD3+ %CD4 + PD-1 + %CD8 + PD-1 + %CD4 + TIM3 + %CD8 + TIM3 + WD-36444* 25.7 14 55 75 5.5 13 WD-36571* 10.3 6.3 47 64 1.8 <1 WD-36686* 21.6 17 55 84 6 16 WD-36790* 16.8 10.4 38 68 1 5.2 WD-36904* 12.8 7 63 72 9.5 24.5 M115801A2* 3.4 2.9 79 84 22 16 WD-36923 1.6 0.9 53 51 27 n/a WD-36988* 8.9 7 58 93 22 62 M4150952 5.4 3 78 79 26 15 M1151877A 15.9 12.8 57 71 11 24 • Data from flow cytometry analysis – Lymphocyte infiltration ranged from 1.6% -25.7% – T cell infiltration ranged from 0.9% -17% NSCLC tumor biopsies demonstrate varying degrees of lymphocyte infiltration and PD-1 expression on T cells *Data on functional reversal of exhaustion reported on following slides

Ex Vivo Reversal of TIL Exhaustion: Experimental Questions

- Tumor biopsy from n=10 patients found to harbor TILs that express exhaustion markers including PD-1.

1. What is the activity of the T cells following activation?
   - If cells do not produce IFN-γ in response to TCR triggering (anti-CD3 + anti-CD28), cells are "exhausted".

2. Is cellular activity modified by the addition of an anti-PD-1 antibody?

3. Do nivolumab and ENUM antibodies behave differently in this experiment?

4. Do different classes of anti-PD-1 antibody exhibit additive effects on reversal of TIL exhaustion?

ENUMERAL

9

Ex Vivo Reversal of TIL Exhaustion: PD-1 blockade can restore function to T cells derived from human lung biopsy Functional modification of TILs with PD-1 blockade using NSCLC tumor WD36444 containing 25.7% lymphocytes. The indicated antibodies used at 20 ug/mL.ENUMC8-1, ENUMC8-2, and ENUMC8-3 are humanized variants of ENUM 244C8. p<0.05 for ENUMC8-1, ENUMC8-2, and ENUMC8-3 compared to nivolumab. 10 NSCLC WD36444 ENUM 244C8 elicits increased interferon- secretion compared to nivolumab I s o t y p e C o n t r o l N i v o l u m a b E N U M 2 4 4 C 8 - 1 E N U M 2 4 4 C 8 - 2 E N U M 2 4 4 C 8 - 3 0 10,000 20,000 30,000 40,000 I F N -  ( p g / m L ) p<0.05

Ex Vivo Reversal of TIL Exhaustion: PD-1 blockade can restore function to T cells derived from human lung biopsy 11 NSCLC WD36571 Functional modification of Tumor infiltrating lymphocytes with PD-1 blockade. 3e5 WD36571 tumor cells containing 10 % lymphocytes were activated in the presence of anti-CD3+anti-CD28 and the indicated antibodies. I s o t y p e C o n t r o l N i v o l u m a b ( 1 0 u g / m L ) E N U M D 4 - 2 ( 1 0 u g / m L ) E N U M C 8 - 2 ( 1 0 u g / m L ) 0 500 1,000 1,500 2,000 I F N -  ( p g / m L ) p<0.05 p<0.05 ENUM 244C8 elicits increased interferon- secretioncompared to nivolumab

Ex Vivo Reversal of TIL Exhaustion: PD-1 blockade can restore function to T cells derived from human lung biopsy 12 NSCLC WD36988 ENUM 244C8 elicits increased interferon- secretioncompared to ENUM 388D4 Functional modification of Tumor infiltrating lymphocytes with PD-1 blockade. 3e5 WD36988 tumor cells containing 8.9 % lymphocytes were tested with the indicated antibodiesat the listed concentrations. I s o t y p e C o n t r o l 3 8 8 D 4 - 2 2 4 4 C 8 - 2 0 1000 2000 3000 4000 5000 Lung 9-WD36988 I F N -  ( p g / m L ) p=0.01 p=0.002

Ex Vivo Reversal of TIL Exhaustion: responsiveness of TILs to PD-1 blockade varies among patients 13 NSCLC WD36904 Despite presence of active TIL infiltrate anti-PD-1 antibodies did not elicit enhanced T cell function Functional modification of NSCLC Tumor infiltrating lymphocytes with PD-1 blockade. 3e5 WD36904 tumor cells containing 12.8% lymphocytes were activated in the presence of anti-CD3+anti- CD28 and the indicated antibodies at the listed concentrations. B i o l e g e n d I s o t y p e C o n t r o l N i v o l u m a b ( 1 0 u g / m L ) 2 4 4 C 8 - 2 ( 1 0 u g / m L ) N i v o l u m a b ( 5 u g / m L ) + 2 4 4 C 8 - 2 ( 5 u g / m L ) 3 8 8 D 4 - 2 ( 5 u g / m L ) + 2 4 4 C 8 - 2 ( 5 u g / m L ) 0 2000 4000 6000 8000 I F N -  ( p g / m L )

Ex Vivo Reversal of TIL Exhaustion: responsiveness of TILs to PD-1 blockade varies among patients 14 NSCLC M115801A2 Functional modification of Tumor infiltrating lymphocytes with PD-1 blockade. 3e5 M115801A2 tumor cells containing 3.4 % lymphocytes were activated in the presence of anti-CD3+anti-CD28 and the indicated antibodies. No statistically significant differences were observed in this experiment. Anti-PD-1 antibodies did not elicit enhanced T cell function in a low TIL- infiltrate tumor biopsy a n t i - C D 3 + a n t i - C D 2 8 o n l y N i v o l u m a b ( 1 0 u g / m L ) 3 8 8 D 4 - 2 ( 1 0 u g / m L ) 2 4 4 C 8 - 2 ( 1 0 u g / m L ) 0 100 200 300 400 500 I F N y ( p g / m l )

Ex Vivo Reversal of TIL Exhaustion: additive effects of two anti-PD-1 antibodies

ENUM 244C8 elicits increased interferon-γ secretion and can augment nivolumab activity


NSCLC WD36790
p<0.05
p<0.05
IFN-γ (pg/mL)
1,500
1,000
500
0
anti-CD3+anti-CD28 only
Nivolumab (10 ug/mL)
388D4-2(5 ug/mL)
388D4-2(10 ug/mL)
244C8-2 (5 ug/mL)
244C8-2 (10 ug/mL)
388D4-2 (5 ug/mL) +244C8-2 (5 ug/mL)
Nivolumab (5 ug/mL) +244C8-2 (5 ug/mL)

Functional modification of Tumor infiltrating lymphocytes with PD-1 blockade. 3e5 WD36790 tumor cells containing 16.8 % lymphocytes were tested with the indicated antibodies at the listed concentrations.

ENUMERAL

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Ex Vivo Reversal of TIL Exhaustion: additive effects of two anti-PD-1 antibodies 16 Functional modification of NSCLC Tumor infiltrating lymphocytes with PD-1 blockade. 3e5 WD36686 tumor cells containing 21.6% lymphocytes were activated in the presence of anti-CD3+anti-CD28 and the indicated antibodies. p<0.01 for ENUM C8-2 vs nivolumab(all at 10 ug/mL); not statistically significant for ENUM D4-2 + ENUM C8-2 (5ug/mL each) vs ENUM C8-2. NSCLC WD36686 ENUM 244C8 elicits increased interferon- secretion and can augment nivolumabactivity I s o t y p e C o n t r o l N i v o l u m a b ( 1 0 u g / m L ) 2 4 4 C 8 - 2 ( 1 0 u g / m L ) 3 8 8 D 4 - 2 + 2 4 4 C 8 - 2 ( 5 u g / m L e a c h ) 0 5 10 15 20 F o l d I n d u c t i o n I F N -  ( r e l a t i v e t o I s o t y p e ) p<0.01

Ex Vivo Reversal of TIL Exhaustion: Summary of Experimental Observations

- Tumor biopsy from n=10 patients were found to harbor TILs that express exhaustion markers including PD-1.
- IFN-γ production was measured as an indicator of reversal of T cell exhaustion following incubation with anti-CD3/anti-CD28 and various anti-PD-1 antibodies.
  - Example data shown on slides 10-16

    1. T cell activity following CD3/CD28 stimulation varied from 200 to 30,000 pg/mL across the 10 samples;
    2. 50% of biopsies assayed were found to harbor TILs responsive to anti-PD-1 antibody using IFN-γ production as a readout
    3. ENUM 244C8 elicited a higher level of IFN-γ production from responsive TILs than Nivolumab or ENUM 388D4;
    4. ENUM 244C8 used in combination with other antibodies had an additive effect on production of IFN-γ from TILs in 3 of 5 responsive samples

ENUMERAL

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Ex Vivo Reversal of TIL Exhaustion: Responsiveness Correlated with TIL Infiltrates • Each experiment was evaluated and the TILs were determined to be responsive or non-responsive to anti-PD-1 antibodies – Responsiveness was scored based on whether statistically significant elevation in IFN-production was observed • Response is characterized by CD45 and CD3 expression in NSCLC tumor biopsy-derived TILs 18 *ns *ns

Ex Vivo Reversal of TIL Exhaustion: Responsiveness Correlated with Increased CD4 expression 19 N o n r e s p o n d e r R e s p o n d e r 0 2 4 6 8 CD8 % P value 0.2960

Ex Vivo Reversal of TIL Exhaustion: hypo- responsiv

Ex Vivo Reversal of TIL Exhaustion: hypo-responsiveness associated with increased $CD4^+PD\text{-}1^+$ and $CD4^+TIM\text{-}3^+$ levels



%CD4+ PD-1+
%
P value 0.0445
Non-responsive
Responsive
%CD4+ TIM-3+
P value 0.0569
%CD8+ PD-1+
*ns
%CD8+ TIM-3+
*ns

ENUMERAL

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Summary of NSCLC findings to date

- NSCLC tumors contain varying levels of TILs that are heterogeneous in expression levels of lineage markers (CD4, CD8) and immunomodulatory receptors (PD-1, TIM-3)

- Experimental Summary: 50% of samples analyzed found to harbor TILs responsive to PD-1 blockade *ex vivo*.
  - Samples were found to respond to nivolumab, ENUM 388D4 and ENUM 244C8, a pharmacologically distinct potentially allosteric PD-1 antagonist antibody.
  - ENUM 244C8 elicited a higher level of IFN-γ production from TILs than Nivolumab or ENUM 388D4, and these effects were found to be additive certain samples.

- IFN-γ production in response to anti-PD-1 antibodies correlated with higher levels of TIL infiltration and lower levels of PD-1, and TIM-3 on CD4 cells.

ENUMERAL

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Conclusions

- ENUM 244C8 is a pharmacologically distinct humanized anti-PD-1 antibody that binds PD-1 non-competitively with PD-L1
- Incubation with anti-CD3/anti-CD28 antibodies results in limited reversal of exhaustion of NSCLC tumor-derived T cells; PD-1 blockade is required to enhance IFN-γ secretion.
- ENUM 244C8 can augment *ex vivo* IFN-γ secretion by TILs to a greater level than nivolumab and may display additive effects.
- Enumeral's platform enables generation of broad antibody diversity that can translate into functionally distinct and potentially improved therapeutic candidates.

ENUMERAL

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THE POWER ofHUMAN™